              STOCK RESTRICTION AND REGISTRATION RIGHTS AGREEMENT
              ---------------------------------------------------


   THIS STOCK RESTRICTION AND REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of October 22, 1998, by and among Mohawk Industries, Inc., a Delaware corporation ("Acquiror"), and those shareholders of World Carpets, Inc., a Georgia corporation ("Company"), appearing as signatories hereto (each, a "Shareholder" and collectively, the "Shareholders").

                                   Preamble:
                                   --------

   WHEREAS, pursuant to the terms of an Agreement and Plan of Merger, dated as of October 22, 1998 (the "Merger Agreement"), by and among Acquiror, WC Acquisition Corp., a Georgia corporation ("Sub"), Company and the Shareholders, Sub shall be merged with and into Company (the "Merger"), with the result that each of the outstanding shares of capital stock of Company will be converted into the right to receive shares of the $.01 par value common stock of Acquiror (the "Common Stock"); and

   WHEREAS, in connection with the execution and delivery of the Merger Agreement, Acquiror has agreed to grant the Shareholders certain registration rights with respect to the shares of Common Stock to be issued to the Shareholders; and

   WHEREAS, Acquiror and the Shareholders desire to define such registration rights on the terms and subject to the conditions herein set forth.

   NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

                                1. DEFINITIONS
                                   -----------

   As used in this Agreement, the following terms have the respective meanings set forth below:

   "COMMISSION"  shall mean the Securities and Exchange Commission or any other
    -----------
federal agency at the time administering the Securities Act.

   "ESCROW SHARES" shall mean the shares of Common Stock to be issued to David
    --------------
Shaheen and John A. Shaheen, as Trustee of the Revocable Trust Agreement of John A. Shaheen, dated July 12, 1996, pursuant to Section 3.1(c) of the Merger Agreement and subject to the terms and provisions of the Escrow Agreement.

   "EXCHANGE ACT"  shall mean the Securities Exchange Act of 1934, as amended.
    -------------

   "HOLDER"  shall mean any holder of Registrable Securities.
    -------

   "PERSON"  shall mean an individual, partnership, joint stock company,
    -------
corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

   "REGISTER", "REGISTERED" AND "REGISTRATION" shall mean a registration
    ---------   -----------      -------------
effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement.

   "REGISTRABLE SECURITIES" shall mean (A) the aggregate number of shares of
    -----------------------
Common Stock to be issued to the Shareholders pursuant to the Merger Agreement (including any Escrow Shares until such time, if ever, as such shares are returned to Acquiror pursuant to the terms of the Escrow Agreement), and (B) any securities of Acquiror issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clause (A); provided, that Registrable Securities shall not include (i) securities with respect to which a registration statement with respect to the sale of such securities has become effective under the Securities Act and all such securities have been disposed of in accordance with such registration statement, (ii) such securities as are actually sold pursuant to Rule 144 (or any successor provision thereto) under the Securities Act ("Rule 144"), or (iii) such securities as are acquired by Acquiror or any of its subsidiaries.

   "REGISTRATION EXPENSES" shall mean all expenses incurred by Acquiror in
    ----------------------
complying with its obligations under Section 3 hereof, including, without limitation, all registration, qualification and filing fees, listing fees, printing expenses, reasonable messenger and delivery expenses, fees and disbursements of independent certified public accountants, fees and disbursements of counsel for, and other persons retained by, Acquiror, fees and expenses of one counsel for all the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of Acquiror, which shall be paid in any event by Acquiror).

   "SECURITY, SECURITIES" shall have the meaning set forth in Section 2(1) of
    ---------------------
the Securities Act.

   "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.
    ---------------

   "SELLING EXPENSES" shall mean all selling commissions and discounts
    -----------------
applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Holders other than fees and expenses of one counsel for all the Holders.

   Capitalized terms not otherwise defined herein shall have the meanings set forth in the Merger Agreement.

                          2. RESTRICTIONS ON TRANSFER
                             ------------------------

       (a) Prior to any proposed transfer of any Registrable Securities (other than under the circumstances described in Section 3 hereof), the Holder thereof shall give written notice to

Acquiror of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by Acquiror, shall be accompanied by an opinion of counsel reasonably satisfactory to Acquiror to the effect that the proposed transfer may be effected without registration under the Securities Act (provided, however, that if Acquiror does not express any objection to such opinion of counsel within five (5) business days after Acquiror's receipt of such opinion of counsel, Acquiror shall be deemed to have determined that such opinion of counsel is satisfactory to Acquiror), whereupon such Holder shall be entitled to transfer the Registrable Securities in accordance with the terms of its notice. Each certificate or instrument transferred as above provided shall bear the legend set forth in
Section 2(b), except that such certificate or instrument shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities
Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee would be entitled to transfer such Registrable Securities in a public sale without registration under the Securities Act.

       (b) Each certificate evidencing Registrable Securities to be issued to any Holder in connection with the Merger ("Restricted Shares") shall bear a legend in substantially the following form:

     "The shares represented by this certificate were issued pursuant to a business combination which is accounted for as a "pooling of interests" and may not be sold, nor may the owner thereof reduce his risks relative thereto in any way, until such time as Mohawk Industries, Inc. ("Mohawk") has published the financial results covering at least 30 days of combined operations after the effective date of the merger through which the business combination was effected. In addition, the shares represented by this certificate may not be sold, transferred or otherwise disposed of except or unless (1) covered by an effective registration statement under the Securities Act of 1933, as amended, (2) in accordance with (i) Rule 145(d) (in the case of shares issued to an individual who is not an affiliate of Mohawk) or (ii) Rule 144 (in the case of shares issued to an individual who is an affiliate of Mohawk) of the Rules and Regulations of such Act, or (3) in accordance with a legal opinion satisfactory to counsel for Mohawk that such sale or transfer is otherwise exempt from the registration requirements of such Act."

       (c) In the event that any Restricted Shares shall cease to be subject to the restrictions on transfer set forth in this Agreement, Acquiror shall, upon the written request of the Holder thereof, issue to such Holder a new certificate evidencing such Restricted Shares without the legend or legends, as applicable, required by Section 2(b) hereof endorsed thereon.

                         3. SHELF REGISTRATION RIGHTS
                            -------------------------

       (a) SHELF REGISTRATION.
           ------------------

           (i) As soon as reasonably practicable after the date hereof, Acquiror shall file a "shelf" registration statement pursuant to Rule 415 under the Securities Act (the "Shelf

Registration") with respect to all of the Registrable Securities. Acquiror shall, subject to Section 3(f) hereof, use its reasonable efforts to cause the Shelf Registration to become effective no later than at or immediately following the Effective Time and shall use its reasonable efforts to keep the Shelf Registration continuously effective from the date such Shelf Registration is effective until the earlier of (A) the date on which all Registrable Securities may be sold pursuant to Rule 144(k) or (B) the second anniversary of the date of the Effective Time, in order to permit the prospectus forming a part thereof to be usable by the Holders during such period. The Shelf Registration shall provide for the offering and sale of the Registrable Securities to or through brokers or dealers, acting as principal or agent, in transactions (which may involve block transactions) on the New York Stock Exchange, in ordinary brokerage transactions, in negotiated transactions or otherwise, at market prices prevailing at the time of sale, at prices related to such prevailing market prices, at negotiated prices or otherwise (including without limitation sales in transactions that comply with the provisions of Rule 144 or Rule 145, as applicable), or directly or indirectly through brokers or agents in private sales at negotiated prices, or through a combination of any such methods of sale, including but not limited to a bulk sale to a brokerage firm. In addition, subject to the provisions of Section 3(h), Acquiror shall be required to amend or supplement the Shelf Registration to provide for an underwritten public offering, whether on a firm commitment or best efforts basis or otherwise (an "Underwritten Takedown"), within a reasonable period of time after receipt by Acquiror of written notice from the Holders holding a majority of the then outstanding Registrable Securities requesting an Underwritten Takedown; provided, however, that, subject to the provisions of Section 3(f), Acquiror must receive such written notice within 180 days after the Effective Time (the "Underwritten Takedown Notice Period"). Acquiror shall not be required to amend or supplement the Shelf Registration to effect more than one (1) Underwritten Takedown, regardless of whether all, some or none of the Registrable Securities are sold pursuant to the Underwritten Takedown.

          (ii) Acquiror shall supplement or amend the Shelf Registration, (A) as required by the registration form utilized by Acquiror or by the instructions applicable to such registration form or by the Securities Act or the rules and regulations promulgated thereunder, and (B) to include in such Shelf Registration any additional unregistered securities that become Registrable Securities by operation of the definition thereof and which are issued in respect to, or in exchange for or in replacement of, the Registrable Securities included in such Shelf Registration, unless such securities are otherwise registered under the Securities Act or (C) if and to the extent reasonably requested by the Holders of the Registrable Securities, provided, however, that such request and any required supplement or amendment shall relate only to material information about such Holder and included in or omitted from such Shelf Registration. Acquiror shall furnish to the Holders of the Registrable Securities to which the Shelf Registration relates copies of any such supplement or amendment sufficiently in advance (but in no event less than three business days in advance) of its use and/or filing with the Commission to allow the Holders a meaningful opportunity to comment thereon.

          (iii) The Shelf Registration may include other Securities of Acquiror which are held by Persons who, by virtue of agreements with Acquiror, are entitled to include their Securities in such registration statement.

       (b) EXPENSES OF REGISTRATION.
           ------------------------

           (i) Except as provided in Section 3(b)(ii) below, all Registration Expenses (including all Registration Expenses incurred in connection with the Shelf Registration and any supplements or amendments thereto, whether or not it becomes effective, and whether all, none or some of the Registrable Securities are sold pursuant to the Shelf Registration) shall be borne by Acquiror, and all Selling Expenses shall be borne by the Holders of the Registrable Securities so registered pro rata on the basis of the number of their shares so registered.

           (ii) All Registration Expenses (which term for purpose of this Section 3(b)(ii) shall include all expenses relating to a "roadshow") and all Selling Expenses incurred in connection with an Underwritten Takedown, whether all, some or none of the Registrable Securities are sold pursuant to the Underwritten Takedown, shall be borne jointly and severally by the Holders of the Registrable Securities included in the Underwritten Takedown.

       (c) OTHER REGISTRATION PROCEDURES.  At its expense, Acquiror will:
           -----------------------------

           (i) use its reasonable efforts (x) to register or qualify all Registrable Securities and other Securities covered by such Shelf Registration under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the Holders of Registrable Securities covered by such Shelf Registration shall reasonably request, (y) to keep each such registration or qualification in effect for so long as the Shelf Registration remains in effect, and (z) to take any other action which may be reasonably necessary or advisable to enable such Holders to consummate the disposition in such jurisdictions of the Registrable Securities to be sold by such Holders, except that Acquiror shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless Acquiror is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

           (ii) use its reasonable efforts to cause all Registrable Securities covered by such Shelf Registration to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Securities;

           (iii) promptly notify each Holder of Registrable Securities covered by the Shelf Registration (A) upon discovery that, or upon the happening of any event as a result of which, the prospectus forming a part of such Shelf Registration, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration or the initiation of proceedings for that purpose, (C) of any request by the Commission for (1) amendments to such Shelf Registration or any document incorporated or deemed to be incorporated by reference in such Shelf Registration, (2) supplements to the prospectus forming a part of such Shelf Registration or (3) additional information, or (D) of the receipt by Acquiror of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and at the request of any such Holder, promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary;

           (iv) use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction;

           (v) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement for Acquiror covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such Shelf Registration, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

           (vi) provide promptly to the Holders upon request any document filed by Acquiror with the Commission pursuant to the requirements of
     Section 13 or Section 15 of the Exchange Act;

           (vii) use its reasonable efforts to cause all Registrable Securities included in the Shelf Registration to be listed on the New York Stock Exchange, or if not then listed on the New York Stock Exchange, on any other securities exchange on which Securities of the same class are then listed, or, if not then listed on any securities exchange, to be eligible for trading in any over-the-counter market or trading system in which Securities of the same class are then traded; and

           (viii) promptly after the Shelf Registration, or any amendment thereto, if applicable, is declared effective by the Commission, deliver to the Holders and, to each of the underwriters in the event of an Underwritten Takedown, if any, as many copies of the prospectus forming part of the Shelf Registration, and any amendment or supplement thereto, as such Persons may reasonably request.

       (d) INDEMNIFICATION; CONTRIBUTION.

           (i) Acquiror shall indemnify, to the fullest extent permitted by law, each Holder of Registrable Securities, and if applicable, its officers, directors, employees and agents, and if applicable, each Person who controls such Holder (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Shelf Registration, any related prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or prospectus supplement, in light of the circumstances under which they were made) not misleading, except in each case insofar as and to the extent that the same arises out of or is based upon (i) an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in such Shelf Registration, prospectus, amendment or supplement, as the case may be, made or omitted, as the case may be, in reliance upon and in conformity with information furnished to Acquiror by such Holder expressly for use therein, or (ii) a Holder's failure to send or give a copy of the final prospectus to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus, and such final prospectus was delivered by Acquiror to the Holder sufficiently in time for the Holder to deliver it to the asserting Person prior to such written confirmation of sale.

          (ii) In connection with the Shelf Registration, each Holder shall furnish to Acquiror in writing such information and affidavits with respect to such Holder as Acquiror reasonably requests for use in connection with such Shelf Registration, any related prospectus, or any amendment or supplement thereto, and shall indemnify, to the fullest extent permitted by law, Acquiror, Acquiror's directors, officers, employees and agents and each Person who controls Acquiror (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Shelf Registration, any related prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or prospectus supplement, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that the same arises out of or is based upon an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in such registration statement or in such related prospectus, amendment or supplement, as the case may be, made or omitted, as the case may be, in reasonable reliance upon and in reasonable conformity with written information furnished to Acquiror by such Holder expressly for use in the Shelf Registration.

          (iii) Any Person entitled to indemnification under this Section 3(d) agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it shall not be obligated to pay the reasonable fees and expenses of more than one counsel with respect to such claim, unless in the reasonable judgment of counsel to such indemnified party, expressed in a writing delivered to the indemnifying party, a conflict of interest may exist between such indemnified party and any other indemnified party with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels (which shall be limited to one counsel per indemnified party). The indemnifying party shall not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

           (iv)  Contribution.
                 ------------

                 (A) If the indemnification provided for in this Section 3(d) from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or by the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 3(d)(iii) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                 (B) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3(d)(iv) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                 (C) If indemnification is available under this Section 3(d), the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in Sections 3(d)(i) and 3(d)(ii) hereof without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 3(d)(iv).

       (e) INFORMATION BY THE HOLDERS.  Each of the Holders holding Registrable
           --------------------------
Securities included in the Shelf Registration shall furnish to Acquiror such information regarding such Holder and the distribution proposed by such Holder as Acquiror may reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 3.

       (f) HOLDBACK AGREEMENT; POSTPONEMENT. Notwithstanding the provisions of
           --------------------------------
Section 3(a), if, during the period commencing on the ninety-first (91/st/) day following the publication by Acquiror of the financial results covering at least thirty (30) days of combined operations of Company and Acquiror after the Effective Time, the Board of Directors of Acquiror determines, in good faith and in reliance upon advice of outside counsel that disclosure would be required by or would violate contractual obligations or that disclosure would be advisable under applicable law, that it is in the best interests of Acquiror (A) not to disclose the existence of facts surrounding any proposed or pending acquisition, disposition, strategic alliance or financing transaction involving Acquiror or
(B) for any purpose relating to: (aa) a registration of equity securities of Acquiror, (bb) a registration of convertible securities of Acquiror (including any underlying equity securities), (cc) a sale of any securities in a Rule 144A transaction, or (dd) a registration of any securities relating to a transaction described in Rule 145(a), to suspend the registration rights set forth herein, Acquiror may, by notice to the Holders in accordance with Section 7(a), suspend the rights of the Holders to make sales pursuant to the Shelf Registration for such a period of time as the Board of Directors may reasonably determine, provided, however, that such suspension shall be terminated by Acquiror as soon as is reasonably practicable but in no event later than ninety (90) days after the notice of suspension is delivered to the Holders and provided, further, that Acquiror shall not be entitled to exercise its suspension rights under this
Section 3(f) more than one time in any 365-day period. In the event that any such suspension occurs during the Underwritten Takedown Notice Period, the Underwritten Takedown Notice Period shall be extended by that number of days equal to the number of days of such suspension.

       (g) ASSIGNMENT. The registration rights set forth in this Section 3
           ----------
hereof may be assigned, in whole or in part, to any transferee of Registrable Securities (who shall be considered thereafter to be a Holder (provided that any transferee who is not an affiliate of Shareholder shall be a Holder only with respect to such Registrable Securities so acquired and any stock of Acquiror issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Registrable Securities) and shall be bound by all obligations and limitations of this Agreement).

       (h) UNDERWRITTEN TAKEDOWN. In the case of an Underwritten Takedown, the
           ---------------------
managing underwriter and any other underwriter or underwriters with respect to such offering shall be selected by the participating Holders, provided such underwriters are of recognized national standing and are reasonably acceptable to Acquiror. Such underwriter or underwriters will be instructed to effect as broad a distribution of the Registrable Securities to be sold by them as is reasonably practicable. Acquiror agrees to make available, for inspection by the Holders and any underwriter participating in an Underwritten Takedown (and any attorney, accountant or other representative retained by such participating Holders or by any such underwriter), all financial and other records, corporate documents and properties of Acquiror, as Acquiror, with advice of counsel, reasonably determines is appropriate, and cause Acquiror's officers, directors and employees to supply all information reasonably requested by any such participating Holder, underwriter, attorney, accountant or other representative in connection with such Underwritten Takedown. Acquiror and the participating Holders shall enter into an underwriting agreement in customary form with such underwriter or underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in
Section 3(d) hereof.

                      4. INTERPRETATION OF THIS AGREEMENT
                         --------------------------------

       (a) Directly or Indirectly.  Where any provision in this Agreement refers
           ----------------------
to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

       (b) Governing Law.  This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of Georgia.

       (c) Section Headings.  The headings of the sections and subsections of
           ----------------
this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.


                                 5. TERMINATION
                                    -----------

   This Agreement shall automatically terminate, and shall cease to be of any further force or effect, upon termination of the Merger Agreement in accordance with its terms.

                                6. MISCELLANEOUS
                                   -------------

       (a) NOTICES.
           -------

           All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by facsimile transmission (with confirmation received by the sender), by registered or certified mail, postage pre-paid, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

               (A) if to Acquiror, to 1600 South Industrial Boulevard, Calhoun, Georgia 30701, 706/602-0278 (telecopy), Attention: Chief Executive Officer;

               (B) if to the Shareholders, at the address listed on Schedule I hereto.

       (b) THIRD PARTY BENEFICIARIES; SUCCESSORS AND ASSIGNS.  Each of the
           -------------------------------------------------
Shareholders as of the Effective Time is an intended beneficiary of this Agreement and shall be entitled to the benefits of this Agreement, subject to compliance with the obligations of this Agreement as applied to Shareholders hereunder. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, so long as any such successor or assignee agrees to be bound by the terms of this Agreement.

       (c) ENTIRE AGREEMENT; AMENDMENT AND WAIVER.  This Agreement and Section
           --------------------------------------
8.3 of the Merger Agreement constitute the entire understanding of the parties hereto in respect of the subject matter contained herein and supersede all prior understanding among such parties in respect of the subject matter contained herein. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with the written consent of Acquiror and the Holders of at least a majority of the then outstanding Registrable Securities.

       (d) COUNTERPARTS. This Agreement may be executed in one or more
           ------------
counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

       (e) REMEDIES. Each of the Holders and Acquiror agrees that irreparable
           --------
damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that each of the Holders and Acquiror shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to the remedies set forth in Section 6(i) hereof.

       (f) SEVERABILITY. In the event that any one or more of the provisions
           ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended and understood that all of the rights and privileges of each of the Holders shall be enforceable to the fullest extent permitted by law.

       (g) IRREVOCABLE APPOINTMENT OF AGENT. By the execution and delivery of
           --------------------------------
this Agreement, including counterparts hereof, each of the Shareholders hereby irrevocably constitutes and appoints David M. Shaheen as the true and lawful agent and attorney-in-fact of each such Shareholder in the various capacities provided for herein (such individual, or such other individual as the Shareholders shall designate in writing to Acquiror from time to time, is herein referred to as the "Agent"), and to do or refrain from doing all such further acts and things, and to execute all such documents, as the Agent shall deem necessary or appropriate in connection with this Agreement. Unless there is no existing person who has been designated to act as Agent by the Shareholders, all rights of the Holders under this Agreement shall be exercised by the Holders only through or by the Agent in his or her capacity as agent of the Holders hereunder, and Acquiror shall not be required to take directions from any other Holder for so long as such Agent continues to serve and has not otherwise been removed as Agent pursuant to notice to Acquiror from the Shareholders. If at any time no person is serving as Agent, Acquiror shall not be required to take action except upon the direction of the Shareholders. Each Shareholder hereby agrees to indemnify and to save and hold harmless the Agent from any Liability incurred by the Agent based upon or arising out of any act, whether of omission or commission, of the Agent pursuant to the authority herein granted, other than acts, whether of omission or commission, of the Agent that constitute gross negligence or willful misconduct in the exercise by the Agent of the authority herein granted.

       (h) OTHER RIGHTS. Nothing in this Agreement shall prohibit Acquiror from
           ------------
granting registration rights to other parties, regardless of whether such registration rights are more or less favorable than the ones granted hereunder.

       (i) ARBITRATION. Any dispute, claim or controversy relating in any way
           -----------
to this Agreement, or the transactions contemplated hereby, whether in contract, in tort or otherwise, except a request for equitable, injunctive or restraining relief (as described in Section 6(e)) or to enforce an arbitration award, shall be resolved by arbitration in Atlanta, Georgia, in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"), subject to the limitations of this Section 6(i). This agreement to arbitrate will be specifically enforceable under the prevailing law of any court having jurisdiction. Notice of a demand for arbitration will be filed in writing with the applicable other signatory hereto and with AAA. The demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter in question has arisen, and in no event shall any such demand be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations. The signatories hereto agree that three (3) arbitrators experienced in the matters at issue shall arbitrate all disputes. The arbitrators shall be selected by the joint agreement of the signatories hereto, but if they do not so agree within twenty (20) days after the date of the notice of a demand for arbitration referred to above, the selection shall be made pursuant to the Commercial Arbitration Rules of AAA from the panels of arbitrators maintained by AAA. The award rendered by the arbitrators will be final, judgment may be entered upon it in any court having jurisdiction thereof, and the award will not be subject to vacation, modification or appeal, except to the extent permitted by Sections 10 and 11 of the Federal Arbitration Act, the terms of which Sections the signatories hereto agree shall apply. Each participant in the arbitration shall pay its own expenses of arbitration, and the expenses of the arbitrators shall be equally shared; provided, however, that if in the opinion of the arbitrators any claim, or any defense or objection thereto, was unreasonable, the arbitrators may assess, as part of their award, all or any part of the arbitration expenses against the participant(s) raising such unreasonable claim, defense or objection.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                         MOHAWK INDUSTRIES, INC.


                         By:  /s/ David L. Kolb
                              ----------------------------------
                              Name: /s/ David L. Kolb
                              ----------------------------------
                              Title: Chairman and CEO
                              ----------------------------------



                         THE SHAREHOLDERS:

                         /s/ S Shaheen
                         ---------------------------------------
                         Shaheen A. Shaheen

                         /s/ Piera B. Shaheen
                         ---------------------------------------
                         Piera B. Shaheen

                         /s/ David M. Shaheen
                         ---------------------------------------
                         David M. Shaheen

                         Revocable Trust of John A. Shaheen, dated July 12, 1996

                         By: /s/ John A. Shaheen
                         ---------------------------------------
                            Trustee

                         David M. Shaheen and John A. Shaheen, as Co-Trustees pursuant to that certain Voting Trust Agreement dated April 30, 1992

                         By: /s/ David M. Shaheen
                         ---------------------------------------
                            Trustee

                         By: /s/ John A. Shaheen
                         ---------------------------------------
                            Trustee

                         Piera B. Shaheen Trust, dated 12/8/76

                         By: /s/ John C. Stophel
                         ---------------------------------------
                            Trustee

                      Shaheen A. Shaheen Trust, dated 12/15/72

                      By: /s/ John C. Stophel
                      --------------------------------------
                         Trustee

                      Shaheen A. and Piera B. Shaheen Trust, dated 12/10/74

                      By: /s/ John C. Stophel
                      --------------------------------------
                         Trustee

                      Shaheen A. and Piera B. Shaheen Trust, dated 12/8/76

                      By: /s/ John C. Stophel
                      --------------------------------------
                         Trustee

                      John A. Shaheen Trust (J-1), dated 12/8/76

                      By: /s/ John C. Stophel
                      --------------------------------------
                         Trustee

                      John A. Shaheen Trust (J-2), dated 12/8/76

                      By: /s/ John C. Stophel
                      --------------------------------------
                         Trustee

                      John A. Shaheen Family Trust, dated 12/30/80

                      By: /s/ John C. Stophel
                      --------------------------------------
                         Trustee

                      Irrevocable Trust of John A. Shaheen (J-6), dated 12/27/82

                      By: /s/ John C. Stophel
                      -----------------------------------------
                         Trustee

                      Irrevocable Trust of John A. Shaheen (J-7), dated 12/27/82


                      By: /s/ John C. Stophel
                      -----------------------------------------
                         Trustee

                      Irrevocable Trust of John A. Shaheen (J-8), dated 3/24/83

                      By: /s/ John C. Stophel
                      -----------------------------------------
                         Trustee

                      Irrevocable Trust of John A. Shaheen (J-9), dated 3/24/83

                      By: /s/ John C. Stophel
                      -----------------------------------------
                          Trustee

                      Irrevocable Trust of John A. Shaheen (J-10), dated 12/7/87

                      By: /s/ John C. Stophel
                      -----------------------------------------
                          Trustee

                                  SCHEDULE I

                               David M. Shaheen
                               23940 Malibu Road
                               Malibu, California  90265